SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              CCSB Financial Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                              (To be applied for)
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



  1178 West 152 Highway, Liberty, Missouri                            64068
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(Address of Principal Executive Offices)                            (Zip Code)

         If this form relates to the            If this form relates to the
         registration of a class of             registration of a class of
         securities pursuant to Section         securities pursuant to Section
         12(b) of the Exchange Act and          12(g) of the Exchange Act and
         is effective pursuant to General       is effective pursuant to General
         Instruction A.(c), please check        Instruction A.(d), please check
         the following box.| |                  the following box.: |X|

         Securities Act registration statement file number to which this form relates: 333-99811
         ---------

         Securities to be registered pursuant to Section 12(b) of the Act.

              None                                           N/A
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        (Title of Class)                        (Name of Each Exchange on Which
                                                 Each Class is to be Registered)


         Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock par value $.01 per share
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                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.


         For a description of the Registrant's securities, reference is made to "Description of Capital Stock," "Dividend Policy" and "Market for the Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-99811) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisitions of Stock and Related Takeover Defense Provisions" in the Registrant's Prospectus.


Item 2.  Exhibits.

         1. Registration Statement on Form SB-2 (Registration Number 333-99811) dated September 19, 2002, as amended is hereby incorporated by reference.

         2. Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form SB-2 as filed on September 19, 2002).

         3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 as filed on September 19,
                  2002).

         4.       Specimen Stock Certificate (incorporated by reference to
                  Exhibit 4 of the Registration Statement on Form SB-2 as filed on September 19, 2002).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           CCSB FINANCIAL CORP.



Date: December 31, 2002                By: /s/ John R. Davis
     ------------------                    -------------------------------------
                                           John R. Davis
                                           President and Chief Executive Officer